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Exhibit 10.12

SECURED PROMISSORY NOTE

$50,000.00	January 15, 2004

        FOR VALUE RECEIVED, HyperSpace Communications, Inc., a Colorado corporation (the "Borrower"), hereby promises to pay to the order of Ed Peats (the "Lender"), the principal sum of Fifty Thousand dollars ($50,000), together with simple interest thereon from the date of this Note on the unpaid principal balance. Interest shall accrue at a rate of ten percent (10%) per annum.

        1.    Repayments and Prepayments.

        (a)   All principal and accrued but unpaid interest under this Note is due and payable upon written demand by the Lender; provided, however, that such demand may not be made prior to May 1, 2004 (the "Maturity Date").

        (b)   All payments shall be made in lawful money of the United States of America at the principal office of the Borrower, or at such other place as the holder hereof may from time to time designate in writing to the Borrower. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. Prepayment of principal, together with accrued interest, in whole or part, may be made without penalty at any time by Lender.

        (d)   Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Borrower for cancellation.

        2.    Grant of Warrant.

        Provided that Lender executes and delivers to Borrower a certificate of accredited investor ("Certificate"), in substantially the form attached hereto as Exhibit A, in connection with issuing this Note, Borrower shall grant the Lender a warrant, to purchase 5,000 shares of the Common Stock of the Borrower at a price of $0.3125 per share (the "Warrant"). The Warrant shall expire on January 15, 2005 and shall be in substantially the form attached hereto as Exhibit B.

        3.    Events of Default; Acceleration.

        Upon the occurrence of any event of default under this Note, including, but not limited to, any failure to pay to Lender any amounts due and owing hereunder when due, and the written election Lender, the entire unpaid principal balance of this Note and all of the unpaid interest accrued thereon shall be immediately due and payable and the Lender shall have all legal and equitable rights of holders of secured debt instruments.

        4.    Liquidation Preference.    In the event that the Company participates in a Liquidation Event (as that term is defined below) prior to the full satisfaction or conversion of this Note. Lender shall be entitled to receive in satisfaction of this Note, and in preference to the holders of any preferred or common stock of Borrower, an amount equal to 1.5 times the principal amount outstanding under this Note, together with any accrued but unpaid interest (the "Liquidation Preference"), as of the date of the Liquidation Event. For the purposes of this Note, a declaration of bankruptcy or a dissolution and winding up of Borrower shall constitute a "Liquidation Event."

        5.    Miscellaneous.

        (a)   With the written consent of Lender, the obligations of the Borrower and the rights of the holders under the Notes may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Borrower, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Note.

        (b)   This Note shall be binding upon the Borrower's successors and assigns, and shall inure to the benefit of the Lender's successors and assigns.

        (c)   In no event shall the interest rate and other charges under this Note exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Lender has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the outstanding principal amount hereunder and the provisions thereof shall be amended to provide for the highest permissible rate. If there is no outstanding principal amount under this Note, Lender shall refund such excess to the Borrower.

        (d)   This Note and the rights and obligations of the Company, the Lender, or any subsequent holder of this Note shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the state of Colorado, without regard to conflicts of law principles. No party hereto, holder hereof, or beneficiary hereunder shall commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Note other than in the state or federal courts located in the city and county of Denver, Colorado. The Company, the Lender, and each subsequent holder of this Note irrevocably consents to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding or claim arising under or by reason of this Note.

        (e)   The Borrower hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise.

        (f)    Nothing contained in this Note shall be construed as conferring upon the Lender or any other person the right to vote or to consent or to receive notices as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Note Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

        (g)   This Note is secured only by an account receivable from Telecom Italia in approximately the amount of $128,345, as per invoice number 1050089.

        (h)   The parties hereby expressly waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other formality.

BORROWER:
HYPERSPACE COMMUNICATION, INC
(signature)
(print name)
(title)

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Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR

        1.     The undersigned warrant holder (the "Warrant Holder") understands and agrees that neither the Warrant, nor the securities issuable thereunder (the "Securities"), have been or will be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and the Securities are being offered and sold by the Company to the Warrant Holder in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act, or Regulation D promulgated thereunder.

        2.     The Warrant Holder understands, acknowledges, and agrees that the Company is a development stage entity, with little operating history and no liquid assets. The Company has provided to Warrant Holder its business plan and/or other materials that discuss the goals and mission of the Company (the "Materials"), but in the end analysis, the Materials constitute only a forward-looking plan containing forward-looking statements. These statements relate to future events and involve known and unknown risks and uncertainties that may cause the actual results, levels of activity, performance or achievements of the Company to be materially different from any projections of future results, levels of activity, performance or achievements expressed or implied by the Materials. Since there are many risks, both known and unknown, involved with investing in a development stage entity, the Company has limited the offer or Sale of the Securities to "accredited investors" who will evaluate the Company and the Materials critically based on such Warrant Holder's own experiences, without reliance upon any disclosure of the Company. The Materials disclose only an expectation of what the Company intends to accomplish based on management's beliefs and assumptions concerning the existing economic and business environment. Actual events or results may differ materially. In evaluating the Company and the Securities, the undersigned Warrant Holder considered all factors, especially the risks of a development stage venture that will need additional funding, and customer contacts to execute on its business plan, even though there is no assurance that such additional funding or customer contacts will be obtained or available. Warrant Holder acknowledges and agrees that the Securities are highly speculative investments that involve a substantial degree of risk of loss, up to and including a loss of Warrant Holder's entire investment in the Company.

        3.     The Warrant Holder represents, warrants and covenants (which representations, warranties and covenants shall survive delivery of the Warrant or the Securities issuable thereunder) to the Company, and acknowledges that the Company is relying thereon, that:

  (a)
  Warrant Holder is authorized to consummate the purchase of the Securities;

  (b)
  Warrant Holder is a sophisticated investor and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, and risks of the investment and is able to bear the economic risk of loss of the investment;

  (c)
  Warrant Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act ("Accredited Investor") and is purchasing the Securities for his, her or its own account for investment and not with a view to any resale, distribution or other disposition of the Securities or any part thereof in any transaction that would be in violation of the securities laws of the United States or any state thereof;

  (d)
  Warrant Holder has not purchased the Securities as a result of any form of general solicitation or general advertising, as those terms are used in Regulation D under the Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

  (e)
  if Warrant Holder decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

  (i)
  the sale is to the Company;

  (ii)
  the sale is made pursuant to an effective registration statement;

    (iii)
    the sale is made in compliance with the exemption from the registration requirements under the Securities Act provided by Rule 144, Rule 145 or Rule 144A thereunder, if available, and in accordance with any applicable state securities or "Blue Sky" laws; or

    (iv)
    the securities are sold in a transaction that does not require registration under the Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities; and with respect to subparagraph (iv) hereof, it has prior to such sale, furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

  (f)
  the Warrant Holder understands and acknowledges that the Securities are "restricted securities" and upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable U.S. state laws and regulations, the certificates representing the Securities will bear a legend in substantially the following form:

      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (D) PURSUANT TO RULE 144 OF THE SECURITIES ACT OF 1933.

  (g)
  Warrant Holder has been afforded the opportunity (i) to ask such questions as the Warrant Holder has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and (ii) to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense necessary to verify the accuracy and completeness of the information requested and that he, she or it has considered necessary in connection with its decision to invest in the Securities;

  (h)
  Warrant Holder understands that the Company shall instruct its transfer agent to refuse to register any transfer of Securities without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the Securities Act;

  (i)
  Warrant Holder consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

  (j)
  the address of the Warrant Holder at which the Warrant Holder received and accepted the offer to purchase the Securities is the address listed on the signature page to this Certificate;

  (k)
  the Company is a development stage entity that has been operating at a loss and may do so for the foreseeable future;

  (l)
  any projections, predictions, or forecasts that may have been made available to Warrant Holder, including but not limited to, projections, predictions, or forecasts concerning revenues, expenses, customers, and head count, are based on estimates, assumptions and forecasts which

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    may prove to be incorrect; and no assurance is given that actual results will correspond with the results contemplated by the various projections;

  (m)
  at no time has it been explicitly or implicitly represented, guaranteed or warranted to the Warrant Holder by the Company, the agents and employees of the Company, or any other person: (i) that Warrant Holder will or will not have to remain as owner of the Securities for an exact or approximate length of time; (ii) that a percentage of profit and/or amount or type of consideration will be realized as a result of this investment; (iii) that any cash dividends from Company operations or otherwise will be made to holders of the Securities by any specific date or will be made at all; or (iv) that any specific tax benefits will accrue as a result of an investment in the Company;

  (n)
  Warrant Holder is capable of bearing the high degree of economic risks and burdens of this start-up venture including, but not limited to, the possibility of complete loss of investment and the lack of a public market which may make it impossible to readily liquidate the investment whenever desired;

  (o)
  Warrant Holder has had prior personal or business relationships with the Company or its affiliates, or by reason of the undersigned's business or financial experience (either alone or with the aid of a purchaser representative), the undersigned has the capacity to protect the undersigned's own interest in connection with this transaction;

  (p)
  Warrant Holders has been advised to consult with Warrant Holder's own attorney regarding legal matters concerning an investment in the Company and has done so to the extent the undersigned considers necessary

  (q)
  Warrant Holder acknowledges that the representations and warranties and agreements contained in this Certificate are made with the intent that they may be relied upon by the Company in determining Warrant Holder's eligibility to purchase Securities. The Warrant Holder agrees that by accepting Securities Warrant Holder is representing and warranting that the representations and warranties above are true upon delivery of the Securities with the same force and effect as if they had been made by Warrant Holder upon delivery of such Securities and that they shall survive the purchase of Securities and shall continue in full force and effect notwithstanding any subsequent disposition by Warrant Holder of such Securities.

WARRANT HOLDER:
Date:
Ed Peats
Address:

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Exhibit B

        THE WARRANTS AND UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

Warrant Certificate No.

WARRANT TO PURCHASE 5,000 SHARES
VOID AFTER 5:00 P.M., MOUNTAIN TIME, ON THE TERMINATION DATE

HYPERSPACE COMMUNICATIONS, INC.
 WARRANT AGREEMENT AND CERTIFICATE

        This certifies that, for value received, Ed Peats, the registered holder hereof (the "Warrantholder") is entitled to purchase from HyperSpace Communications, Inc., a Colorado corporation (the "Company") with its principal office located at 8480 E. Orchard Road, Suite 6600, Denver, CO 80111, at any time before on or before the Termination Date (as defined below) at the purchase price of $0.3125 per share (the "Exercise Price"), the number of shares of the Company's Common Stock (the "Shares") set forth above. The number of Shares purchasable upon exercise of this Warrant, and the Exercise Price per Share, shall be subject to adjustment from time to time as set forth in Section 3 below. The Termination Date is 5:00 P.M., Mountain Time, January 15, 2005.

        Section 1.    Transfer or Exchange of Warrant.

        1.1   The Company shall be entitled to treat the registered owner of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to gross negligence or bad faith.

        1.2   This Warrant may not be sold, transferred, assigned or hypothecated except pursuant to all applicable federal and state securities laws.

        1.3   A Warrant shall be transferable only on the books of the Company upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate to the persons or entities entitled thereto.

        Section 2.    Term of Warrants; Exercise of Warrants.

        2.1   Subject to the terms of this Agreement and Certificate, the Warrantholder shall have the right, which may be exercised commencing upon issuance and ending at 5:00 p.m. Mountain Time on the Termination Date, to purchase from the Company the number of Shares which the Warrantholder may at that time be entitled to purchase on exercise of this Warrant.

        2.2   A Warrant shall be exercised by surrender to the Company, at its principal office, of this Certificate evidencing the Warrant to be exercised, together with the form of election to purchase attached hereto duly filled in and signed, and payment to the Company of the Exercise Price for the number of Shares in respect of which such Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or certified funds.

        2.3   Subject to Section 3 hereof, upon surrender of a Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch, to or upon the written order of the Warrantholder exercising such Warrant and in such name or names as such Warrantholder may designate, certificates for the number of Shares so purchased upon the exercise of such Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of receipt by the Company of such Warrant Certificate and payment of the Exercise Price. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised to purchase less than all of the Shares purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued.

        2.4   The Warrantholder will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares upon the exercise of Warrants.

        Section 3.    Adjustment of Exercise Price and Shares.

        3.1   If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock underlying the Warrants, and the exercise price per share of the outstanding Warrants, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

        3.2   In the event of the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Company with another corporation, the Board may provide that each Warrantholder shall have the right to exercise such Warrant (at its then current Exercise Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Board may provide that the Warrants shall terminate as of a date fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Warrantholder, who shall have the right, during the period of 30 days preceding such termination, to exercise the Warrant as to all or any part of the shares of Common Stock covered thereby.

        3.3   The preceding paragraph shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of this Warrant shall have the right to exercise such Warrant solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Warrant might have been exercised.

        3.4   In the event of a change in the Common Stock of the Company as presently constituted into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Common Stock of the Company within the meaning of this agreement.

        3.5   To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

        3.6   Except as expressly provided herein, the Warrantholder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Warrant. The grant of this Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

        Section 4.    Mutilated or Missing Warrant Certificates.    In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the holder of such Certificate, issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate, lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

        Section 5.    Reservation of Shares of Common Stock.    There has been reserved, and the Company shall at all times keep reserved so long as any of the Warrants remain outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants and the underlying securities.

        Section 6.    No Fractional Shares.    The Company shall not be required to issue fractional shares or scrip representing fractional shares upon the exercise of the Warrants. As to any final fraction of a Share which the Warrantholder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market price of a share of Common Stock on the business day preceding the day of exercise.

        Section 7.    Transfer and Exercise to Comply With the Securities Act of 1933.    The Warrants may not be exercised except in a transaction exempt from registration under the Act.

        Section 8.    Notices.    Any notice pursuant to this Agreement by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested to the Company or the Warrantholder at the addresses set forth above. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

        Section 9.    Successors.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns.

        Section 10.    Applicable Law.    This Warrant Agreement and Certificate and any replacement Certificate issued hereunder shall be governed by the laws of the State of Colorado.

HYPERSPACE COMMUNICATIONS, INC., a Colorado corporation
By:

Name:

Title:

PURCHASE FORM

Dated                        ,

        The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of purchasing                         Shares of HYPERSPACE COMMUNICATION, INC., and hereby makes payment of $0.3125 per Share in payment of the exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
(please type or print in block letters)
Address:

Signature

Dated:	,

QuickLinks

  Exhibit 10.12
SECURED PROMISSORY NOTE
Exhibit A CERTIFICATE OF ACCREDITED INVESTOR
Exhibit B
PURCHASE FORM